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                 [LETTERHEAD OF BDO SEIDMAN, LLP APPEARS HERE]


                                                                      EXHIBIT 16

January 17, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:  Clinicor, Inc. - Registration Statement on Form 10-SB
     (No. 000-21721)

Ladies and Gentlemen:

We have reviewed the disclosure to be contained in Item 14 set forth in Amendment No. 2 to the above-referenced Form 10-SB. We agree with the statements made by the issuer therein.

                                        Sincerely,

                                        /s/ BDO Seidman, LLP

                                        BDO Seidman, LLP